Exhibit 10.1

Loan No.: RCG7788

SENIOR SECURED PROPERTY NOTE

Amount: $330,000	Los Angeles, California

FOR VALUE RECEIVED, the undersigned, Philo Group, LLC, a California limited liability company, ("Borrower"), promises to pay to Restaurant Capital Group, LLC, a California Limited Liability Company ("Lender") at 2372 Morse Ave, Ste 294, Irvine, CA 92614, or at such other place as the holder of this promissory note ("Note") may designate in writing from time to time, the principal sum of $330,000.00, together with interest on the unpaid principal balance of this Note from time to time outstanding until paid in full, on the terms provided below.

1.           AMOUNT.  The loan amount shall be $330,000.00 ("Loan Amount" or "Principal Amount") of which, $255,000.00 will be wired to Borrower.

2.           LEGAL FEES FOR NOTE.  Borrower specifically agrees to reimburse and pay up-to $5,000.00 toward Lender's legal fees for the drafting of this Note.

3.           INTEREST. Interest on the Principal Balance of this Note shall accrue at a rate of the sixteen percent (16%) per annum from the date of this Note until repayment of this Note in full.  Interest will be computed on the basis of a three-hundred-sixty (360) day year and the actual number of days elapsed.  Interest accrued and not paid by Borrower in any given year shall be added to the unpaid balance each year, and the Borrower shall pay interest on the total outstanding unpaid balance ("Interest").

4.           ORIGINAL ISSUE DISCOUNT. The Original Issue Discount on this Note shall be $75,000.00.

5.           TERM. The term for this Note shall be six (6) months from the Effective Date of this Note ("Initial Term"). The Effective Date of this Note shall be the date Loan Amount is sent to Borrower, regardless of the date Borrower actually receives the Loan Amounts.  At the expiration of the Initial Term as described herein, the Term shall automatically be extended an additional six (6) months provided that all interest accrued as of the end of the Initial Term has been paid Lender.

6.           DUE DATE. The first Due Date shall be 30 days from the Effective Date of this Note and each subsequent Due Date shall be on the same day for each successive month for 6 months.  In the event that the Due Date falls on a weekend, or bank holiday within the State of California, the Due Date for that specific month shall be extended to the following business day.

7.           PAYMENT TERMS. Borrower specifically agrees to make monthly payments by the Due Date in an amount equal to or greater than the accrued interest.  Upon the expiration of the Term as described in Paragraph 4 above, the entire balance of this Note, including any and all outstanding Principal Amount and Interest, minus any payments already made shall be due and owing.

8.           PREPAYMENT. Borrower may pre pay on this Note without penalty.

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9.           PERSONAL GUARANTY BY PAUL ERIC FLESCHE. The undersigned, Paul Eric Flesche, personally hereby unconditionally and irrevocably agrees to guaranty any and all obligations of the Borrower to Lender and understand that such guaranty is a condition of this Note.  Furthermore, the undersigned agrees that, with or without notice or demand, the undersigned shall reimburse Lender, to the extent that such reimbursement is not made by the Borrower, for all expenses (including attorneys' fees) incurred by Lender in connection with this Note and collection thereof.

This guaranty is a continuing guaranty and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with Lender.

All monies available to Lender for application in payment or reduction of this Note may be applied by Lender in such manner and in such amounts and at such time or times as it may see fit to the payment or reduction of this Note as Lender may elect, and the obligations pursuant to this guaranty shall not be affected by any surrender or release by the Borrower of any other security held by it for any claim hereby guarantied.

The undersigned hereby waives (a) notice of acceptance of this guaranty and of extensions of credit by Lender; (b) presentment and demand for payment of any of this Note; (c) protest and notice of dishonor or default to the undersigned or to any other party with respect to any of this Note; (d) all other notices to which the undersigned might otherwise be entitled; and (e) any demand for payment under this guaranty.

This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or to require that: resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person.

No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of Lender to take further action without notice or demand as provided herein; not in any event shall any modifications or waiver of the provisions of this guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

This guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the state of California and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State.

10.           TERMINATION OF NOTE. This Note shall immediately terminate and all balances due, including all principal, interest, and Original Issue Discount, become due and payable upon the refinance, or restructuring of any of the Borrower's debt of at least $330,000.00.

11.           SENIOR SECURED LOAN. The obligations of the Borrower to Lender hereunder shall rank senior to all other debts of the Borrower, whether now or hereinafter existing, except with respect to the leaseholder agreement between Borrower and Beflort Manor, LP successor to Seck Group, LLC, for the real property located at 655 S Hope Street Unit 101, Los Angeles, CA 90017 ("Landlord").  Landlord shall retain its security interest in its real estate and lease as described in Exhibit 1.

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12.           COVENANTS REGARDING ALL OTHER LOANS. Borrower specifically represents and covenants that the only current outstanding debts of the Borrower are outlined in Exhibit 2 herein.  Borrower specifically represents and covenants that no other debts are owed by Borrower to any other individual, corporation, limited liability companies, trust, or other such entities, whether foreign or domestic, including but not limited to Borrower's members pursuant to its records ("Creditors").

13.           SUBORDINATION OF ALL OTHER LOANS. Each Creditor shall execute a subordination agreement, subordinating their priority to Lender in this transaction, as attached in Exhibit 3 (Subordination Agreement).  This is a material term of this agreement, and Lender will not enter into this Note, or otherwise lend to Borrower, if each of the Creditors described in Exhibit 2 fails to execute the Subordination Agreement.  Each Creditor's Subordination Agreement is incorporated and referenced herein.

14.           COLLATERAL OF ALL ASSETS OF BORROWER. This Note is secured by a security interest in all assets of the Borrower pursuant to certain Security Agreement, attached as Exhibit 4 and incorporated by reference herein.

15.           COLLATERAL IN ALL OF THE ASSETS OF JORICO, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY. This Note is secured by a security interest in all assets of Jorico, LLC, pursuant to certain Security Agreement, attached as Exhibit 6 and incorporated by reference herein.

16.           COLLATERAL OF REAL PROPERTY. Paul Eric Flesche, as principal of Borrower will specifically collateralize the real property listed in Exhibit 5 herein (Real Property).  Specifically, Paul Eric Flesche represents and agrees the Real Property is only encumbered by the liens currently in place and described in Exhibit 5.  Paul Eric Flesche specifically warrants that: 1. he is the personal 100% owner of all of the Real Estate; 2. no other loans exist on any of the Real Property, except those listed in Exhibit 5; 3. none of the Real Estate is in default, and that no Notice of Default or Notice of Trustee has been recorded against any of the Real Property within the last twelve (12) months; 4. there has not been recorded any notice of tax sales, or notice of delinquent property taxes on any of the Real Estate; 5. all property taxes are paid current; 6. there are no judgment lien, income tax liens, mechanic's liens or any other type of lien securing any of the Real Estate; 7. all mortgages for the Real Property is paid current, will be continued to be paid current during the term of this Note as described in paragraph 4 above; 8. all real estate taxes are paid current, and will continue to be paid current during the term of this Note as described in Paragraph 4 above; 9. all home owners association, and other such dues are paid current, not outstanding, and will be paid current during the term of this Note as described in Paragraph 4 above; 10. none of the Real Property will be encumbered in any way, including but not limited to refinancing of any current debt, restructuring, modifying the mortgages securing the Real Property, or obtaining equity lines of credit; and, 11. none of the Real Property will be transferred, sold, gifted, hypothecated, conveyed, assigned, or otherwise removed from the estate of Paul Eric Flesche.

This term is a material term of this Note, and Lender will not lend but for this term.  And Lender would not lend, but for these assurances and guarantees.

17.           OTHER LOANS.  Specifically, Borrower is entitled to obtain other financing during the term of this Note; however, all other financing procured by Borrower during the term of this Note will be and must be subordinated in position to all Lender, including but not limited to subordinated in: 1. Priority of payment; 2. Lien security against all of the assets of Borrower; and 3. Lien security against all of the assets of Jorico, LLC.

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18.           DEFAULT. This Note and the Loan Documents are hereby made a part of this Note to the same extent as if they were fully set forth herein.  The unpaid principal Balance of this Note together with all accrued Interest thereupon, will, at Lender's option, become immediately due and payable, without demand or notice, except as expressly provided herein or in the other Loan Documents, upon:

a)           The default of Borrower in the payment of any interest and/or principal due hereunder;

b)           The default of Borrower in the payment of any interest and/or principal due under any other Loan Document;

c)           The failure of the Borrower to perform or observe any other terms or provisions of this Note;

d)           The filing of a bankruptcy whether chapter 7, 13, or 11 or an assignment for the benefit of creditors or other such reorganization or liquidation, whether under federal or state law of either Borrower, or Paul Eric Flesche.

e)           The death of Paul Eric Flesche.

f)           The occurrence of any event (whether termed default, event of default, or similar term), which under the terms of any of the Loan Documents shall entitle Lender to exercise any of its rights or remedies thereunder.

19.            DEFAULT CURE PERIOD.  Upon an event of default as described in paragraph 18, above, the Lender shall automatically, without notice, and without any action by Lender or Borrower provide a 15 day cure period for said default ("Default Cure Period").  If within the Default Cure Period, Borrower fails to cure any default thereunder, Lender at it sole discretion may deem the Note in Default and may execute on its right thereunder.  Furthermore, if within the Default Cure Period, Borrower fails to cure any default, the interest rate shall increase to 24% per annum for the balance of the term of this Note.

20.           ACCELERATION. Upon the occurrence of a default under this Note, and in addition to any other rights and remedies that Lender may have, Lender shall have the right, at its sole and exclusive option, to declare the Principal Balance, plus any accrued interest, and other fees immediately due and payable.

21.           MISCELLANEOUS

a)           Borrower hereby waives the following:

i. presentment, demand, protest, notice of dishonor, and all other notices except as expressly provided in this Note or in the other Loan Documents;

ii. any release or discharge arising from any extension of time, discharge, of a prior party, release of any or all of the security for this Note; or

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iii. Other cause of release or discharge other than actual payment in full of this Note.

b)           The Lender will not be deemed, by any act or omission, to have waived any of its rights or remedies under this Note unless the waiver is in writing and signed by the Lender and then only to the extent specifically set forth in writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or wavier of any right or remedy as to a subsequent event.  No delay or omission of the Lender to exercise any right, whether before or after a default hereunder, will impair any such right or will be construed to be a waiver of any right or default.  The acceptance at any time by the Lender of any past-due amount will not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

c)         The relationship of Borrower and Lender under this Note and under the Loan Documents is, and will at all times remain, solely that of borrower and lender; and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property.  Notwithstanding any other provision of this Note and the Loan Documents.
i. Lender is not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Borrower, except as specifically laid out in this Note.

ii. Lender's activities in connection with this Note and the Loan Documents shall not be "outside the scope of the activities of a lender of money" within the meaning of California Civil Code §3434, as amended or recodified from time to time, and Lender does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Property; and

iii. Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower.

d)           Nothing contained in this Note will require the payment of interest or other charges by the undersigned in excess of the amount which the Lender may lawfully charge under the applicable usury laws.  If it is determined that the Lender has collect interest at a rate in excess of that permitted to be charged by applicable law, all such interest in excess of the legal rate will, at the option of the Lender, be returned to the undersigned or credited against the principal balance of this Note then outstanding.

e)           Time is of the essence hereof.  Upon any default under this Note, Lender may exercise all rights and remedies allowed within this Note, the Loan Documents, without limitation, the right to immediate payment in full of this Note, exercise of any lien rights, and any and all other rights at law or at equity.

f)           The remedies of the Lender as provided herein or in any of the Loan Documents or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion to exercise may occur.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

g)           It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect all or any party of this Note or to enforce or protect any rights conferred upon Lender by this Note or any of the Loan Documents, then Borrower promises and agrees to pay all reasonable costs, including reasonable attorney's fees, incurred by the Lender.

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h)           If the Borrower consists of more than one person or entity, their obligation under this Note shall be joint and several.

i)           The terms, covenants and conditions contained herein will be binding upon the heirs, successors, and assigns of Borrower and will inure to the benefit of the successors and assigns of Lender.

j)           This Note is further secured by all of the assets as Borrower, a list of which is attached as Exhibits 4 and 6.  It is the intent of the Parties to encumber all assets of the Borrower at the time of default ("Assets"), not merely those assets listed in Exhibits 4 and 6 herein.  Lender at its own discretion may file appropriate lien paperwork with the State of California in order to secure its interest therein.  In the event of default of this Note, as described in paragraphs 13 and 14 above, the Lender, at its sole discretion, may execute on all Assets, without further notice to Borrower, and may move with or without judicial intervention.

k)          This Note shall be construed in accordance with the laws of the State of California.

l)            In the event of any litigation, the proper venue for any litigation, whether at equity or law, shall be the Superior Court of the County of Orange or the United States District Court for the Central District of California.

m)           By executing this Note, each of the Borrower and Lender specifically represent to the other, that they have the appropriate authority to enter into this Note, including but not limited to the appropriate board of directors, managing member, or board of managers authorization or consent to enter into this Note.

n)           Counterparts.  This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

o)           Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Debtor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

p)           Interpretation.  In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.  If this Agreement is executed by more than one Debtor, the obligations of such persons or entities will be joint and several.

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EXHIBIT 1

EXHIBIT 2

Credit line agreement with Jorico, LLC, a California Limited Liability Company
Current principal balance $1,971,250

EXHIBIT 3

SUBORDINATION AGREEMENT

NOTICE:  THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN CREATED BY THIS NOTE

DATED April 4, 2016.

THIS AGREEMENT, made this 4 day of April 2016, by Jorico, LLC, ("Creditor"), Philo Group, LLC, ("Borrower") and Restaurant Capital Group, LLC, ("Lender") dated 2372 Morse Ave, Ste 294, Irvine, CA 92614.

WHEREAS, Creditor entered into a credit line loan agreement with Borrower dated July 16, 2015, for the loan of up to 2,000,000 to Borrower ("Subordinated Debt").  A copy of the loan documents are attached as Exhibit A herein.  As a condition of the Subordinated Debt, Borrower pledged certain security as collateral for said Subordinated Debt ("Collateral"), including but not limited to all assets of the Borrower. Attached as Exhibit B.

WHEREAS, Borrower has entered into or is about to enter into a Senior Secured Promissory Note, with Lender ("Senior Debt").  As a condition of enter into the Senior Debt, Lender requires that all debts owed by Borrower be subordinated to the Senior Debt.

WHEREAS, Creditor has agreed to or is about to agree to subordinate its Subordinated Debt and Collateral rights to the Lender.

Lien Subordination. In consideration of the above recitals, Creditor intentionally and unconditionally waives, relinquishes and subordinates all of Creditor's right, title and interest in and to the lien against any Collateral and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

Payment Subordination. The payment of any and all of the Subordinated Debt is hereby expressly made subordinate and junior in right of payment to the payment of the principal amount of, and all interest on, and all other amounts in respect of, the Senior Debt, to the extent and in the manner set forth herein. Notwithstanding any provision contained herein to the contrary, as long as no Event of Default under the Senior Debt has occurred and is continuing, Creditor may receive and retain monthly payments payable pursuant to the Subordinated Debt with Borrower.

Rights Upon Senior Event Of Default. At any time that Lender notifies Creditor that an event of default is outstanding under the Senior Debt, the Borrower shall not make, and the Creditor shall not receive, accept or retain, any payments of principal or interest or other amount on account of the Subordinated Debt.

Rights Upon Insolvency. In the event of (1) any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement, assignment for the benefit of creditors, or other similar proceeding relative to the Borrower, its creditors or its Collateral, or (2) any proceeding for the voluntary or involuntary liquidation, dissolution or other winding up of the Borrower whether or not involving insolvency or bankruptcy proceedings, then and in any such event: (a) the principal amount of, and all interest on, and all other amounts in respect of, the Senior Debt (including interest thereon accruing after the commencement of any such proceeding, whether or not such interest shall be allowed in such proceeding), along with any Original Issue Discount, shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of the Subordinated Debt; and (b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of Subordinated Debt (including any payment or distribution in respect of the Subordinated Debt by reason of any other indebtedness of the Borrower being subordinated to the Subordinated Debt), shall be paid or delivered directly to the Lender, or its representatives, until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full and the Creditor or any other holder of the Subordinated Debt irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries.

Rights Of Lender. Lender, in making disbursement pursuant to any such agreement (whether obligatory or optional), is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, an any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat the subordination herein made in whole or in part. (b) Except as otherwise provided herein, so long as any of the Senior Debt shall remain unpaid, the Lender may at all times exercise any and all powers and rights which it now has or may hereafter acquire with respect to the Note, any other Security Document (as defined in the Note) or any of the collateral subject to the Note or any other Security Document without having to obtain any consent or approval of the Creditor and without any accountability to the Creditor, nor shall it have any liability to the Creditor for any action taken or failure to act with respect to this Agreement, the Note, any other Security Document or the aforesaid collateral. Notwithstanding the foregoing: (i) In the event of an Event of Default under the Note solely as a result of the existence of an Event of Default on the Subordinated Debt (a "Cross Default"). Lender hereby agrees, for the benefit of Creditor only, to delay the commencement of foreclosure proceedings or otherwise enforcing its remedies under the Note as a result of such default until after the ninetieth (90th) day following such default, so long as Creditor is diligently and in good faith pursuing its remedies under the Creditor's Loan Documents or a resolution of the default with Borrower during said ninety (90) day period; provided, however, that the foregoing forbearance shall automatically terminate and be of no further force or effect in the event another Event of Default under the Senior Debt (other than Cross Default) has occurred and is continuing. The provisions of this Section shall be solely for the benefit of Creditor (and not for the benefit of Owner). Nothing contained in this Section shall be deemed or construed to limit or affect in any manner any of Lender's rights or remedies under the Loan Documents with respect to any default other than the Cross Default (whether or not the Cross Default then exists and whether or not Subordinate Lender is then pursing its remedies under the Subordinate Lender's Loan Documents or a resolution of the default under the Subordinate Lender's Loan Documents with Owner). (ii) In the event of an Event of Default on the Note, Lender will provide to Creditor a copy of any related notice of default delivered to Borrower and such notice shall be sent to Creditor in the manner provided for herein. In the event of an Event of Default under Creditor's Loan Documents, Creditor will provide to Lender a copy of any related notice of default delivered to Borrower and such notice shall be sent to Lender in the manner provided for herein. If the notice delivered by Lender relates to a default by Borrower in its obligation to pay money under the Loan Documents (a "Monetary Default"), Lender agrees that Creditor shall have the right, but not the obligation, to cure such Monetary Default. If the notice delivered by Lender relates to a default by Borrower with respect to its failure to perform any of its other obligations (other than an obligation to pay money) under the Loan Documents (a "Non-Monetary Default"), Lender agrees that Creditor shall have the right, but not the obligation, to cure such Non-Monetary Default. Lender shall accept performance by Creditor of any of the obligations Borrower within the time periods set forth in the Loan Documents for Borrower's performance as though performed by Borrower.

Modification. The terms of this Agreement, the subordination effectuated hereby, and the rights of the Lender and the obligations of the Creditor arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (I) any amendment or modification of or supplement to the Loan Agreement, any other Security Document or any other instrument or document executed or delivered pursuant thereto, provided, however, that so long as no Event of Default has occurred and is continuing on the Senior Debt, no extension, substitution, modification, amendment, renewal, refinancing, replacement or consolidation shall increase the principal amount of the Loan to an amount in excess of $500,000.00, increase the interest rate thereof or accelerate the maturity date thereof (any such change, a "Material Adverse Change") unless Lender shall have obtained Creditor's prior written consent thereto; (ii) the lack of validity, legality or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of such instruments or documents referred to in clause (i) above or arising at law; or (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, in action or omission in respect of the Senior Debt or any of the instruments or documents referred to in clause (i) above, whether or not the Creditor shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

Notices. All notice, consents, approvals, requests, demands, instruments or other communications to be made, given or furnished pursuant to, under or by virtue of their Agreement (each, a "Notice") shall be in writing and shall be deemed given or furnished if addressed to the party intended to received the same at the address or such party as set forth below (i) upon receipt when personally delivered at such address, (ii) three (3) Business Days after the same is deposited in the United States mail as first class registered or certified mail, return receipt requested, postage prepaid, or (iii) one Business Day after the date of delivery of such notice to a nationwide, reputable commercial courier service: Any party may change the address to which any notice is to be delivered to any other address within the United States of America by furnishing written notice of such change at least fifteen (15) days prior to the effective date of such change to the other parties in the manner set forth above, but no such notice of change shall be effective unless and until received by such other parties. Notices may be given on behalf of any party by its attorneys.

Miscellaneous. This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Termination. This Agreement shall terminate upon the final and indefeasible payment in full of the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereof.

Creditor: Jorico, LLC

Eric Flesche

Its: Member

Lender: Restaurant Capital Group, LLC

Milton Ault

Its: Manager

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EXHIBIT A

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EXHIBIT B

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EXHIBIT 4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of this 4 day of April 2016, is made by and between Philo Group, LLC, a California Limited Liability Company with an address at 655 S Hope Street, Unit 101, Los Angeles, CA 90017, ("Debtor") and Restaurant Capital Group, LLC, a California Limited Liability Company, located at 2372 Morse Ave, Ste 294, Irvine, CA 92614 (the "Secured Party").

Under the terms hereof, the Secured Party desires to obtain and the Debtor desires to grant the Secured Party security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Debtor and the Secured Party, intending to be legally bound, hereby agree as follows:

1.             Definitions.

(a)           "Collateral" shall include the Debtor's tangible personal property, fixtures, leasehold improvements, trade fixtures, equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof (the "Personal Property"); all general intangibles relating to or arising from the Personal Property, all cash and non-cash proceeds (including insurance proceeds) of the Personal Property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b)           "Collateral Assignment" means that certain Collateral Assignment of Lessee’s Leasehold Interest in Lease, dated as of the date hereof, made by Debtor, as assignor, for the benefit of Secured Party, as assignee.

(c)           "Loan Documents" means the Note (as hereafter defined), the Collateral Assignment, this Agreement and all other documents and instruments evidencing, securing or executed in connection therewith.

(d)           "Note" means that certain Promissory Note, dated as of the date hereof, made by Debtor, for the benefit of Secured Party, in the original principal amount of $330,000.00.

(e)           "Obligations" shall include all debts, liabilities, obligations, covenants and duties owing from the Debtor to the Secured Party of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether evidenced by or arising under the Note or this Agreement or, whether absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(f)           "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State of California. Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

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2.             Grant of Security Interest.  To secure the Obligations, the Debtor, as debtor, hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and security interest in the Collateral.

3.             Change in Name or Locations.  The Debtor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Debtor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, the Debtor will immediately notify the Secured Party in writing of the additions or changes.  The Debtor's chief executive office is listed in the Notice section below.

4.            Representations and Warranties.  The Debtor represents, warrants and covenants to the Secured Party that:

(a)           the Debtor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Secured Party created by this Agreement;

(b)           except as herein provided, the Debtor will not hereafter without the Secured Party’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party; and,

(c)           the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5.             Debtor's Covenants.  The Debtor covenants that it shall:

(a)           from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Debtor's expense, wherever located.  The Debtor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

(b)           keep the Collateral in good order and repair at all times and immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c)           only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and,

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(d)           have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Secured Party may reasonably require, in such form, in the minimum amount of the outstanding principal of the Note and written by such companies as may be reasonably satisfactory to the Secured Party. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Secured Party under which all losses thereunder shall be paid to the Secured Party as the Secured Party's interest may appear.  Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Secured Party and shall insure the Secured Party notwithstanding the act or neglect of the Debtor.  Upon the Secured Party’s demand, the Debtor shall furnish the Secured Party with evidence of insurance as the Secured Party may require.  In the event of failure to provide insurance as herein provided, the Secured Party may, at its option, obtain such insurance and the Debtor shall pay to the Secured Party, on demand, the cost thereof.  Proceeds of insurance may be applied by the Secured Party to reduce the Obligations or to repair or replace Collateral, all in the Secured Party's sole discretion.

(e)           If any of the Collateral is, at any time, in the possession of a bailee, Debtor shall promptly notify Secured Party thereof and, if requested by Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party and shall act upon the instructions of Secured Party, without the further consent of Debtor.

6.             Negative Pledge; No Transfer.  The Debtor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7.             Further Assurances.  Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the California Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the California Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Debtor is an organization, the type of organization and (ii) any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

8.             Events of Default.  The Debtor shall, at the Secured Party’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"):

(a)           a failure to pay any amount due under the Note or this Agreement on the date the same is due;

(b)           the failure by the Debtor to perform any of its other obligations under this Agreement within ten (10) days of notice from Secured Party of the same;

(c)           falsity, inaccuracy or material breach by the Debtor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor;

(d)           an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Debtor or any lien against or the making of any levy, seizure or attachment of or on the Collateral;

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(e)           the failure of the Secured Party to have a perfected first priority security interest in the Collateral;

(f)            any indication or evidence received by the Secured Party that the Debtor may have directly or indirectly been engaged in any type of activity which, in the Secured Party's discretion, might result in the forfeiture of any property of the Debtor to any governmental entity, federal, state or local; or,

(g)           any event of default under the Note, which is incorporated by reference herein.

9.          Remedies.  Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC.  The Secured Party’s remedies include, but are not limited to, to the extent permitted by law, the right to:

(a)           peaceably by its own means or with judicial assistance enter the Debtor's premises and take possession of the Collateral without prior notice to the Debtor or the opportunity for a hearing,

(b)          render the Collateral unusable,

(c)           dispose of the Collateral on the Debtor's premises, and

(d)           require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least five (5) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder.  The Debtor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

10.            Payment of Expenses.  At its option, the Secured Party may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; pay for required insurance on the Collateral; and pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be necessary.  The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

11.            Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt.  Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party’s address set forth herein or to such other address as any party may give to the other in writing for such purpose.

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IF TO Secured Party:

2372 Morse Ave, Ste 294,

Irvine, CA 92614

With With a copy to:

Arash Shirdel, Esq.

200 E. Sandpointe Ave, Ste 500,

Santa Ana, CA 92707

IF TO Debtor:

Philo Group, LLC

655 S Hope Street Unit 101

Los Angeles, CA 90017

With a Copy to:

Eric Flesche

15233 Ventura Blvd., Suite 712

Sherman Oaks, CA 91403

12.            Preservation of Rights.  No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power.  The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

13.            Illegality.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.            Changes in Writing.  No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

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15.            Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16.            Counterparts.  This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17.            Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Debtor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

18.            Interpretation.  In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.  If this Agreement is executed by more than one Debtor, the obligations of such persons or entities will be joint and several.

19.            Governing Law and Jurisdiction.  This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of California.  THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED, IF DIFFERENT, SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.  The Debtor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in California; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Debtor individually, against any security or against any property of the Debtor within any other county, state or other foreign or domestic jurisdiction.  The Secured Party and the Debtor agree that the venue provided above is the most convenient forum for both the Secured Party and the Debtor.  The Debtor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

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20. WAIVER OF JURY TRIAL.  EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

(EXECUTION PAGE FOLLOWS)

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

DEBTOR: Philo Group, LLC

Eric Flesche

Its: Member

SECURED PARTY: Restaurant Capital Group, LLC

Milton Ault

Its: Manager

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Exhibit A

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EXHIBIT 5

Rental Property
Property Address	Value	Value Date	Loan Amount	Loan Value Date	Equity
25546 MARTA CT, HEMET, CA 92544	$175,000.00	2/4/16	$38,568.00	Jan-16	$136,432.00
27491 BANCROFT WAY, HEMET, CA 92544	$199,000.00	2/4/16	$82,301.00	Jan-16	$116,699.00
695 QUANDT RANCH RD, SAN JACINTO, CA 92583	$205,000.00	2/4/16	$63,481.00	Jan-16	$141,519.00
1055 IVY STREET, HEMET, CA 92545	$175,000.00	2/4/16	$119,644.00	Nov-15	$55,356.00
TOTALS:	$754,000.00		$303,994.00		$450,006.00

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EXHIBIT 6

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of this 4 day of April, 2016, is made by and between Jorico, LLC, a California Limited Liability Company with an address at 401 S Bedford Drive, Beverly Hills, CA 90212, ("Grantor") and Restaurant Capital Group, LLC, a California Limited Liability Company, located at 2372 Morse Ave, Ste 294, Irvine, CA 92614 (the "Secured Party").

Under the terms hereof, the Secured Party desires to obtain and the Grantor desires to grant the Secured Party security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Secured Party, intending to be legally bound, hereby agree as follows:

1.  Definitions.

(a)           "Collateral" shall include the Grantor's tangible personal property, fixtures, leasehold improvements, trade fixtures, equipment and other personal property described on Exhibit "A" attached hereto and made a part hereof (the "Personal Property"); all general intangibles relating to or arising from the Personal Property, all cash and non-cash proceeds (including insurance proceeds) of the Personal Property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b)           "Collateral Assignment" means that certain Collateral Assignment of Lessee’s Leasehold Interest in Lease, dated as of the date hereof, made by Grantor, as assignor, for the benefit of Secured Party, as assignee.

(c)           "Loan Documents" means the Note (as hereafter defined), the Collateral Assignment, this Agreement and all other documents and instruments evidencing, securing or executed in connection therewith.

(d)           "Note" means that certain Promissory Note, dated as of the date hereof, made by Grantor, for the benefit of Secured Party, in the original principal amount of $330,000.00.

(e)           "Obligations" shall include all debts, liabilities, obligations, covenants and duties owing from the Grantor to the Secured Party of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether evidenced by or arising under the Note or this Agreement or, whether absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(f)           "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State of California. Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

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2.            Grant of Security Interest.  To secure the Obligations, the Grantor, as Grantor, hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and security interest in the Collateral.

3.            Change in Name or Locations.  The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, the Grantor will immediately notify the Secured Party in writing of the additions or changes.  The Grantor's chief executive office is listed in the Notice section below.

4.           Representations and Warranties.  The Grantor represents, warrants and covenants to the Secured Party that:

(a)           the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Secured Party created by this Agreement;

(b)           except as herein provided, the Grantor will not hereafter without the Secured Party’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party; and,

(c)           the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5.           Grantor's Covenants.  The Grantor covenants that it shall:

(a)           from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located.  The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

(b)           keep the Collateral in good order and repair at all times and immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c)           only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and,

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(d)           have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Secured Party may reasonably require, in such form, in the minimum amount of the outstanding principal of the Note and written by such companies as may be reasonably satisfactory to the Secured Party. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Secured Party under which all losses thereunder shall be paid to the Secured Party as the Secured Party's interest may appear.  Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Secured Party and shall insure the Secured Party notwithstanding the act or neglect of the Grantor.  Upon the Secured Party’s demand, the Grantor shall furnish the Secured Party with evidence of insurance as the Secured Party may require.  In the event of failure to provide insurance as herein provided, the Secured Party may, at its option, obtain such insurance and the Grantor shall pay to the Secured Party, on demand, the cost thereof.  Proceeds of insurance may be applied by the Secured Party to reduce the Obligations or to repair or replace Collateral, all in the Secured Party's sole discretion.

(e)           If any of the Collateral is, at any time, in the possession of a bailee, Grantor shall promptly notify Secured Party thereof and, if requested by Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party and shall act upon the instructions of Secured Party, without the further consent of Grantor.

6.         Negative Pledge; No Transfer.  The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7.         Further Assurances.  Grantor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the California Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the California Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Grantor is an organization, the type of organization and (ii) any organization identification number issued to Grantor. Grantor agrees to furnish any such information to Secured Party promptly upon request. Grantor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

8.         Events of Default.  The Grantor shall, at the Secured Party’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"):

(a)           a failure to pay any amount due under the Note or this Agreement on the date the same is due;

(b)           the failure by the Grantor to perform any of its other obligations under this Agreement within ten (10) days of notice from Secured Party of the same;

(c)           falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Grantor;

(d)          an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral;

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(e)          the failure of the Secured Party to have a perfected first priority security interest in the Collateral; (m) any indication or evidence received by the Secured Party that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Secured Party's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or,

(f)          any event of default under the Note, which is incorporated by reference herein.

9.             Remedies.  Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC.  The Secured Party’s remedies include, but are not limited to, to the extent permitted by law, the right to:

(a)           peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing,

(b)           render the Collateral unusable,

(c)           dispose of the Collateral on the Grantor's premises, and

(d)           require the Grantor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least five (5) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder.  The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

10.           Payment of Expenses.  At its option, the Secured Party may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; pay for required insurance on the Collateral; and pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be necessary.  The Grantor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

11.           Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt.  Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party’s address set forth herein or to such other address as any party may give to the other in writing for such purpose.

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IF TO Secured Party:

2372 Morse Ave, Ste 294,

Irvine, CA 92614

With a copy to:

Arash Shirdel, Esq.

200 E. Sandpointe Ave, Ste 500

Santa Ana, CA 92707

IF TO Grantor:

Jorico, LLC

401 S Bedford Drive

Beverly Hills, CA 90212

With a copy to:

Eric Flesche

15233 Ventura Blvd. Suite 712

Sherman Oaks, CA 91403

12.            Preservation of Rights.  No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power.  The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

13.            Illegality.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.            Changes in Writing.  No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

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15.            Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16.            Counterparts.  This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17.            Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Grantor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

18.            Interpretation.  In this Agreement, unless the Secured Party and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.  If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

19.            Governing Law and Jurisdiction.  This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of California.  THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED, IF DIFFERENT, SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.  The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in California; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Secured Party and the Grantor agree that the venue provided above is the most convenient forum for both the Secured Party and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

20.            WAIVER OF JURY TRIAL.  EACH OF THE GRANTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE GRANTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

(EXECUTION PAGE FOLLOWS)

Secured Promissory Note

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

GRANTOR: Jorico, LLC

Eric Flesche

Its: Member

SECURED PARTY: Re~~staurant Capital~~ Group, LLC

Milton Ault

Its: Manager

Secured Promissory Note 32

EXHIBIT A

Secured Promissory Note